Exhibit 99.(q)(ii)

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Antetokounmpo Sustainable Equities Trust.

Signature	Title	Date

/s/ Hugh Armstrong	Trustee	September 1, 2025
Hugh Armstrong

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Antetokounmpo Sustainable Equities Trust.

Signature	Title	Date

/s/Jeffrey S. Phlegar	Trustee	September 1, 2025
Jeffrey S. Phlegar

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Antetokounmpo Sustainable Equities Trust.

Signature	Title	Date

/s/ John S. Koudounis	Trustee	September 1, 2025
John S. Koudounis